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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 29, 2004

                                 NAVISITE, INC.

             (Exact Name of Registrant as Specified in its Charter)


           Delaware                     000-27597                  52-2137343
(State or Other Jurisdiction    (Commission File Number)         (IRS Employer
     of Incorporation)                                       Identification No.)

                               400 Minuteman Road
                          Andover, Massachusetts 01810
               (Address of Principal Executive Offices) (Zip Code)

                                 (978) 682-8300
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM  5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

      On April 29, 2004, NaviSite, Inc. ("NaviSite") entered into a Second Loan Modification Agreement, by and among Silicon Valley Bank, NaviSite, ClearBlue Technologies Management, Inc., Avasta, Inc., Conxion Corporation and Intrepid Acquisition Corp. The agreement amended NaviSite's accounts receivable financing agreement, as amended, with Silicon Valley Bank, among other things, to: (i) increase the maximum borrowing level from $12.8 million to $20.4 million; and
(ii) extend the term until April 29, 2006. The current balance outstanding under the amended agreement is approximately $9 million, following a payment on May
3, 2004 of $7 million.

      Under the amended agreement, borrowings are based on monthly recurring revenues. NaviSite is required to prepare and deliver a written request for an advance of up to three times the value of total recurring monthly revenues, calculated to be monthly revenues (including revenues from New York State Department of Labor) less professional services revenues. Silicon Valley Bank may then provide an advance of 85% of such value (or such other percentage as the bank may determine). The interest rate under the amended agreement is variable and is currently calculated at the bank's published "prime rate" plus four percent. Following the completion of certain equity or debt financings, and provided NaviSite continues to meet certain ratios under the amended agreement, the interest rate shall be reduced to the bank's prime rate plus one percent. In no event, however, will the bank's prime rate be less than 4.25%.

      The foregoing description of the agreement to amend NaviSite's accounts receivable financing agreement, as amended, does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Loan Modification Agreement, which is filed as an exhibit to this Form 8-K and is incorporated by reference herein.

ITEM  7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      The exhibits listed in the Exhibit Index immediately preceding such exhibits are filed with this report.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NaviSite, Inc.

                                            By: /s/ James W. Pluntze
                                                --------------------------------
Date: May 3, 2004                                   James W. Pluntze
                                                    Chief Financial Officer
                                                    (Principal Financial and
                                                    Accounting Officer)






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                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
10.1           Second Loan Modification Agreement, dated as of April 29, 2004, by and among Silicon Valley Bank, NaviSite, Inc., ClearBlue
               Technologies Management, Inc., Avasta, Inc., Conxion Corporation
               and Intrepid Acquisition Corp.